UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2019

MPM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-201338	47-1756080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Hudson River Road

Waterford, NY 12188

(Address of principal executive offices including zip code)

(518) 233-3330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

MPM Holdings Inc.: None.

Momentive Performance Materials Inc.: None.

Introduction

On May 15, 2019, MPM Holdings Inc., a Delaware corporation (the “Company”), completed its previously announced merger with MOM Special Company, a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of MOM Holding Company, a Delaware corporation (“Parent”). Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Merger Sub and Parent, a wholly-owned subsidiary of affiliates of SJL Partners, LLC, KCC Corporation and Wonik Holdings Co., Ltd., Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), on the terms and subject to the conditions set forth in the Merger Agreement, each share of common stock of the Company (the “Common Stock”) outstanding immediately prior to the Effective Time was converted automatically into the right to receive $32.50 in cash, without interest (subject to certain adjustments described in the Merger Agreement and deduction for any applicable withholding tax) (the “Merger Consideration”), other than (i) any shares of Common Stock held in the treasury of the Company and any shares of Common Stock owned by Merger Sub or Parent (which were canceled and ceased to exist without any conversion), (ii) any shares of Common Stock owned by any direct or indirect wholly owned subsidiary of the Company or of Parent (other than Merger Sub) that has been canceled for no consideration and (iii) any shares of Common Stock with respect to which a stockholder properly demanded, and did not withdraw, appraisal pursuant to, and in compliance in all respects with, Section 262 of the General Corporation Law of the State of Delaware.

At the Effective Time, (i) each stock option of the Company that was outstanding immediately prior to the Effective Time, whether vested or unvested, was canceled and the holder became entitled to receive a lump-sum cash payment equal to the product of (x) the number of shares of Common Stock for which such Company stock option has not been exercised and (y) the excess (if any) of the Merger Consideration over the exercise price per share of such Company stock option, less applicable income and employment tax withholdings, except that each outstanding Company stock option that has an exercise price that is greater than or equal to the Merger Consideration was canceled for no consideration and (ii) each restricted stock unit that was outstanding immediately prior to the Effective Time, whether vested or unvested, was canceled and the holder became entitled to receive a lump-sum cash payment equal to the Merger Consideration, less applicable income and employment tax withholdings.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is included as Exhibit 2.1 hereto, and which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the terms of the Merger Agreement, at the Effective Time, all of the directors of the Company, except for John G. Boss, ceased to be directors of the Company and Erick R. Asmussen and John D. Moran were elected as directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated, and such amended and restated certificate of incorporation and bylaws by virtue of the Merger became the certificate of incorporation and bylaws, respectively, of the Company. Copies of the certificate of incorporation of the Company and the bylaws of the Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 15, 2019, the Company issued a news release announcing the completion of the previously announced acquisition of the Company. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities in that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated September 13, 2018, by and among MOM Holding Company, MOM Special Company, and MPM Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on September 19, 2018, as amended by the Form 8-K/A filed with the SEC on December 21, 2018)

3.1	Certificate of Incorporation of MPM Holdings Inc.

3.2	Bylaws of MPM Holdings Inc.

99.1	News release, dated May 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM HOLDINGS INC.

Date: May 15, 2019	/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer